February 28, 1995



MAXXAM Inc.
5847 San Felipe, Suite 2600
Houston, Texas 77057

     Re:  Amendment of $200,000 Promissory Note

Gentlemen and Ladies:

     This letter will confirm that the $200,000 Promissory Note dated July 19, 1990 executed by the undersigned in favor of MAXXAM Inc. (the "Note") is amended, effective as of December 14, 1994, to replace the date "December 15, 1994," where it twice appears in the second sentence of the second paragraph of the Note, with the date "December 15, 1998."

     The Note is further amended, effective as of December 14, 1994, to provide that the Note shall be secured by any amounts to which the undersigned may be entitled pursuant to MAXXAM's Revised Capital
Accumulation Plan.


                                   ANTHONY R. PIERNO
                                   Anthony R. Pierno



ACKNOWLEDGED AND AGREED TO
effective as of the 14th day of December 1994.

MAXXAM INC.



By:  BYRON L. WADE
Name:  Byron L. Wade
Title:  Vice President, Secretary
        and Deputy General Counsel